UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  January 20, 2014

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is provided pursuant to Sub-item (e) of Item 5.02:

(e)  On January 20, 2014, the Compensation Committee of the Registrant’s Board of Directors authorized a salary increase for the Registrant's named executive officers effective as of February 10, 2014.  The named executive officers are those executive officers of the Registrant who will be included as such in the Proxy Statement for the Registrant’s 2014 Annual Meeting of Shareholders.  The following table sets forth the 2014 base salary information for each of the Registrant's named executive officers as of February 10, 2014.

Named Executive Officer	2014 Salary
Kevin M. Modany	$824,076
Daniel M. Fitzpatrick	$412,000
Eugene W. Feichtner	$319,411
June M. McCormack	$285,094
Glenn E. Tanner	$266,880

On January 20, 2014, the Compensation Committee of the Registrant's Board of Directors reviewed the results of the eight 2013 management objectives (the “2013 Management Objectives”) under the Registrant’s short-term compensation element of executive compensation previously established by the Compensation Committee.  Based on its determination of the extent to which each of the 2013 Management Objectives was accomplished by the Registrant’s named executive officers in 2013, the Compensation Committee approved the payment of a short-term compensation amount in cash to each of the Registrant's named executive officers, as follows:

Named Executive Officer	2013 Short-Term Compensation Amount
Kevin M. Modany	$1,000,093
Daniel M. Fitzpatrick	$325,000
Eugene W. Feichtner	$232,581
June M. McCormack	$207,593
Glenn E. Tanner	$194,330

On January 20, 2014, the Compensation Committee of the Registrant’s Board of Directors also approved the following executive perquisites in 2014 for the Registrant’s named executive officers:

•	for Mr. Modany, the use of a company car;

•	for Mr. Modany, an allowance to be used for tax return preparation and financial planning of up to 2% of annualized base salary as of February 10, 2014;

•	for Messrs. Fitzpatrick, Feichtner, Tanner and Ms. McCormack:

•	an allowance to be used for tax return preparation and financial planning of up to 1% of annualized base salary as of February 10, 2014; and

•	for each of the named executive officers:

•	tickets to sporting, theater and other events;

•	enhanced disability benefits; and

•	an annual physical examination.

The aggregate incremental cost to the Registrant in 2014 for providing all of the 2014 perquisites described above is not expected to exceed $150,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2014

ITT Educational Services, Inc.

By:  /s/ Phillip B. Frank
       Name: Phillip B. Frank
       Title: Senior Vice President, General
Counsel and Secretary